Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Roxanne S. Austin
Roxanne S. Austin

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Laxman Narasimhan
Laxman Narasimhan

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Daniel H. Schulman
Daniel H. Schulman

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Carol B. Tomé
Carol B. Tomé

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Hans E. Vestberg
Hans E. Vestberg

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Gregory G. Weaver
Gregory G. Weaver

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Matthew D. Ellis
Matthew D. Ellis

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to shares of Company common stock that the Company is required to register for resale on a continuous basis by América Móvil, S.A.B, de C.V. (“América Móvil”), pursuant to the stock purchase agreement, dated September 13, 2020, entered into by the Company, América Móvil, AMX USA Holding, S.A. de C.V., and Tracfone Wireless, Inc. (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Hans E. Vestberg, Matthew D. Ellis, Craig L. Silliman and William L. Horton, Jr., and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of September, 2021.

/s/ Anthony T. Skiadas
Anthony T. Skiadas